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                                                                                                           Exhibit 99.1


Case Name: Interstate Bakeries
Corporation & All  Subsidiaries                                                                Case No: 04-45814-jwv-11

                                        Consolidated Monthly Operating Report Summary
                                      For The Four Weeks Ended and as of January 8, 2005

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REVENUE
-------
Gross Income                                                                                            $   238,181,434
Less Cost of Goods Sold                                                                                     115,857,613
                  Ingredients, Packaging & Outside Purchasing                     $    56,897,640
                  Direct & Indirect Labor                                              46,092,413
                  Overhead & Production Administration                                 12,867,560
Gross Profit                                                                                                122,323,821
                                                                                                        ------------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                          -
Selling & Delivery Employee Salaries                                                   60,402,147
Advertising and Marketing                                                               2,169,984
Insurance (Property, Casualty, & Medical)                                              14,815,006
Payroll Taxes                                                                           5,216,177
Lease and Rent                                                                          4,700,160
Telephone and Utilities                                                                 1,691,941
Corporate Expense (Including Salaries)                                                  7,499,999
Other Expenses                                                                         29,152,952
Total Operating Expenses                                                                                    125,648,366
                                                                                                        ------------------
                  EBITDA                                                                                     (3,324,545)
Restructuring Charges                                                                     299,715
Reorganization Expenses                                                                 3,538,429 (i)
Depreciation and Amortization                                                           6,868,669
Other Income                                                                               (2,000)
Interest Expense                                                                        3,236,949
Operating Income (Loss)                                                                                     (17,266,307)
Income Tax Expense (Benefit)                                                           (5,281,851)
                                                                                                        ------------------
Net Income (Loss)                                                                                       $   (11,984,456)
                                                                                                        ==================

CURRENT ASSETS
--------------
                  Accounts Receivable at end of period                                                  $   174,905,405
                  Increase (Decrease) in Accounts Receivable for period                                      (2,413,674)
                  Inventory at end of period                                                                 72,256,564
                  Increase (Decrease) in Inventory for period                                                  (489,927)
                  Cash at end of period                                                                      90,095,807
                  Increase (Decrease) in Cash for period                                                     (9,384,739)

LIABILITIES
-----------
                  Increase (Decrease) Liabilities Not Subject to Compromise                                     507,029
                  Increase (Decrease) Liabilities  Subject to Compromise                                        298,503
                  Taxes payable:
                       Federal Payroll Taxes                                      $    12,728,346
                       State/Local Payroll Taxes                                        5,279,942
                       State Sales Taxes                                                  675,558
                       Real Estate and
                           Personal Property Taxes                                     11,125,999
                       Other (see attached supplemental schedule)                       6,323,787
                       Total Taxes Payable                                                                   36,133,632

See attached supplemental schedule for footnoted information.


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IBC
Other Taxes Payable - Supplemental Schedule for period ended
January 8, 2005


                 Description                                   Amount
                 -----------                                   ------

        Use Tax                                             $   2,527,356
        Accr. Franchise Tax                                     1,792,559
        Other Taxes                                             2,003,872

        Total Other Taxes Payable                           $   6,323,787
                                                            ================


(i) Reorganization expenses for the period include a non-cash charge related to lease rejection #4 of $1,234,000 and professional fees incurred of approximately $2,304,000.

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           EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                          DATED AS OF JANUARY 8, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended January 8, 2005 and balances of and period changes in certain of the Company's accounts as of January 8, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the first and second quarter fiscal 2005 Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain normal quarterly adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly SEC filing period. These adjustments may relate to other or all reporting periods within the quarter.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

     a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

     b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

     c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

     d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

     e. Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. As a result, comparability of such future reports to this report may not be possible. In addition, as described above, the MOR does not reflect normal quarterly adjustments.